UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)
(212) 547-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2021, the board of directors (the “Board”) of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) approved the renewal of the advisory agreement (as amended from time to time, the “Advisory Agreement”) by and among NorthStar Healthcare, NorthStar Healthcare Income Operating Partnership, LP (the “Operating Partnership”), CNI NSHC Advisors, LLC (formerly NSAM J-NSHC Ltd), NorthStar Healthcare’s advisor (the “Advisor”), and DigitalBridge Group, Inc. (f/k/a Colony Capital, Inc.), as successor to NorthStar Asset Management Group Inc., NorthStar Healthcare’s sponsor (the “Sponsor”). The Advisory Agreement was renewed for an additional one-year term commencing on June 30, 2021 upon terms identical to those in effect through June 30, 2021, but for the following modifications:

•a reduction of the Asset Management Fee (as defined in the Advisory Agreement) with respect to corporate cash balances exceeding $75 million, subject to the terms and conditions set forth in the Advisory Agreement; and

•the payment of the Management Fee (as defined in the Advisory Agreement) entirely in the form of shares of common stock of NorthStar Healthcare (collectively, the “Amendments”).

In connection therewith, on June 30, 2021, NorthStar Healthcare, the Operating Partnership, the Advisor and the Sponsor entered into Amendment No. 3 to the Advisory Agreement (“Amendment No. 3”) to effect the Amendments, to be effective June 30, 2021. Pursuant to the Advisory Agreement, the Advisor will continue to perform day-to-day operational and administrative services for NorthStar Healthcare, including asset management services, acquisition services, accounting services and stockholder services.

The foregoing description of the Advisory Agreement, as amended, does not purport to be complete and is subject to, and qualified in its entirety by, the Advisory Agreement filed as Exhibit 10.1 to NorthStar Healthcare’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2014, Amendment No. 1 to the Advisory Agreement filed as Exhibit 10.1 to NorthStar Healthcare’s Current Report on Form 8-K filed with the SEC on December 26, 2017, Amendment No. 2 to the Advisory Agreement filed as Exhibit 10.1 to NorthStar Healthcare’s Current Report on Form 8-K filed with the SEC on June 23, 2020, and Amendment No. 3 attached to this Current Report on Form 8-K as Exhibit 10.1, which agreement as amended is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description
10.1
Amendment No. 3 to Advisory Agreement dated as of June 30, 2021 by and among NorthStar Healthcare Income, Inc., NorthStar Healthcare Income Operating Partnership, LP, CNI NSHC Advisors, LLC and DigitalBridge Group, Inc. (f/k/a Colony Capital, Inc.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: July 1, 2021	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary

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